Brinson Select
Money Market Fund

                          ---------------------------

                                   PROSPECTUS

                               SEPTEMBER 1, 2001

                          ---------------------------

This prospectus offers two classes of money market fund shares. Institutional shares are offered primarily to institutional investors and Financial Intermediary shares are offered to banks and other financial intermediaries for the benefit of their customers.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

            -----------------------------------------------------
             Not FDIC insured. May lose value. No bank guarantee.
            -----------------------------------------------------

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                              -------------------
                        Brinson Select Money Market Fund

                                    CONTENTS

                                    THE FUND
     ----------------------------------------------------------------

What every investor
should know about              3   Investment Objective, Strategies and Risks
the fund                       4   Performance
                               5   Expenses and Fee Tables
                               6   More About Risks and Investment Strategies

                                YOUR INVESTMENT

     ----------------------------------------------------------------
Information for                7   Managing Your Fund Account
managing your fund                 --Buying Shares
account                            --Selling Shares
                                   --Exchanging Shares
                                   --Additional Information About Your Account
                                   --Pricing and Valuation

                             ADDITIONAL INFORMATION

     ----------------------------------------------------------------
Additional important          10   Management
information about             11   Dividends and Taxes
the fund                      12   Financial Highlights

     ----------------------------------------------------------------
Where to learn more
about Brinson mutual funds         Back Cover

                            ----------------------
                               The fund is not a
                             complete or balanced
                              investment program.
                            ----------------------

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                               Prospectus Page 2

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                              -------------------
                        Brinson Select Money Market Fund


                        BRINSON SELECT MONEY MARKET FUND

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Maximum current income consistent with liquidity and the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

Brinson Advisors, Inc., the fund's investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. Brinson Advisors considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

 . CREDIT RISK -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

 . INTEREST RATE RISK -- The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

 . FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

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                               Prospectus Page 3

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                              -------------------
                        Brinson Select Money Market Fund



                                  PERFORMANCE

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RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Institutional shares because they have a longer performance history than Financial Intermediary shares.

The table that follows the bar chart shows the average annual returns for the fund's shares for the 2000 calendar year and since inception.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


                                    [GRAPH]

                     TOTAL RETURN ON INSTITUTIONAL SHARES
          (1999 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                1999     5.22%
                                2000     6.47%

                                 CALENDAR YEAR


 Total return January 1 to June 30, 2001--2.58%

 Best quarters during years shown: 3rd and 4th quarters, 2000--1.66% Worst quarter during years shown: 2nd quarter, 1999--1.22%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000

                              INSTITUTIONAL SHARES FINANCIAL INTERMEDIARY SHARES
(INCEPTION DATE)                   (8/10/98)                (12/29/98)*
----------------              -------------------- -----------------------------
One Year.....................         6.47%                     N/A
Life of Class................         5.79%                     N/A

-------
* Financial Intermediary shares have been outstanding only for short periods since inception. Performance for Financial Intermediary shares would be lower because of the 0.25% shareholder servicing fee paid by those shares.

                                  -----------
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                               Prospectus Page 4

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                              -------------------
                        Brinson Select Money Market Fund



                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment at the time of a purchase or sale)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price).................................................................. None
Maximum Deferred Sales Charge (Load) (as a % of offering price).......... None

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from fund assets)

                                                                   FINANCIAL
                                                 INSTITUTIONAL   INTERMEDIARY
                                                    SHARES          SHARES
                                                 --------------  --------------
Management Fees.................................           0.18%           0.18%
Distribution and/or Service (12b-1) Fees........           0.00%           0.00%
Other Expenses
  Shareholder Servicing Fee.....................   0.00%           0.25%
  Miscellaneous Expenses........................   0.00%           0.00%
                                                 ------          ------
                                                           0.00%           0.25%
                                                         ------          ------
Total Annual Fund Operating Expenses............           0.18%           0.43%
                                                         ======          ======

-------
* Brinson Advisors has agreed to waive 0.03% of its management fee from May 1, 2000 through January 31, 2002 so that the effective total fund operating expenses during that period will be 0.15% for Institutional shares and 0.40% for Financial Intermediary shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Institutional shares............................  $18    $ 58    $101     $230
Financial Intermediary shares...................   44     138     241      542

                                  -----------
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                               Prospectus Page 5

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                              -------------------
                        Brinson Select Money Market Fund



                   MORE ABOUT RISKS AND INVESTMENT STRATEGIES

--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

FOREIGN INVESTING RISK. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL RISK

STRUCTURED SECURITY RISK. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (E.G., enhanced liquidity, yields linked to short-term interest rates). If those securities behaved in a way that Brinson Advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share.

Brinson Advisors may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon Brinson Advisors' assessment of the relative values of various money market instruments and future interest rate patterns. Brinson Advisors also may buy or sell money market instruments to take advantage of yield differences.

                                  -----------
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                               Prospectus Page 6

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                              -------------------
                        Brinson Select Money Market Fund



                           MANAGING YOUR FUND ACCOUNT

--------------------------------------------------------------------------------

BUYING SHARES
-------------

The fund accepts the settlement of purchase orders only in available federal funds. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to the fund through its custodian.

The fund offers two separate classes of shares-- Institutional shares and Financial Intermediary shares--as an economical and convenient means for institutions to invest short-term funds that they hold for their own account or hold or manage for others.

 . You may buy Institutional shares if you are an institutional investor.
  Brinson Advisors, the principal underwriter of the fund's shares, may, in its discretion, make Institutional shares available to individuals or other entities.

 . You may buy Financial Intermediary shares only if you are a financial intermediary (E.G., banks, trust companies, brokers and investment advisors) buying the shares for the benefit of your customers. Financial Intermediary shares bear special fees (paid by the fund) at the annual rate of 0.25% of average net assets attributable to Financial Intermediary shares for services that these financial intermediaries provide to the beneficial owners of the Financial Intermediary shares.

Unless you specify otherwise, the fund will treat all purchase orders as orders for Institutional shares.

You may buy fund shares through financial intermediaries which may be authorized to accept purchase orders on behalf of the fund. Each such financial intermediary is then responsible for sending the order to the transfer agent. You may also buy fund shares by calling the fund's transfer agent, PFPC Inc., at 1-888-547-FUND and speaking to a representative.

You buy shares at the net asset value next determined after receipt of your purchase order in good form by the transfer agent, subject to the fund receiving payment the same day. Your purchase order will be effective only if you or your financial intermediary wires payment in federal funds on the same business day that you place your order, and your wire must actually be credited to the fund's bank account by a Federal Reserve Bank that day. Otherwise, the order will be rejected. A business day is any day that the fund's custodian, the fund's transfer agent and Brinson Advisors are open for business.

Orders to buy shares of the fund received before noon (Eastern time) will normally be executed as of noon (Eastern time). Orders received after noon (Eastern time) but before 2:30 p.m. (Eastern time) will normally be executed as of 2:30 p.m. (Eastern time). Orders received after 2:30 p.m. (Eastern time) but before 5:00 p.m. (Eastern time) will normally be executed as of 5:00 p.m.(Eastern time).

The fund reserves the right to advance the time by which orders to buy and sell its shares must be received by the transfer agent. The fund may do this when the primary government securities dealers are either closed for business or close early, or trading in money market instruments is limited due to national holidays. For example, the fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the New York Stock Exchange ("NYSE") closes early because trading has been halted for the day or The Bond Market Association ("BMA")(formerly known as the Public Securities Association or "PSA") recommends that the securities markets close early. Frequently, markets close early on the afternoon of a business day prior to a national holiday. Of course, if the fund's usual deadline for receipt by the transfer agent of orders to buy or sell its shares is earlier than the time at which markets close, the fund expects to follow its normal schedule. Investors may call toll-free 1-888-547-FUND to inquire whether the fund intends to close early on a given day.

The fund and Brinson Advisors reserve the right to reject a purchase order or suspend the offering of fund shares. Brinson Advisors may return without notice

                                  -----------
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                               Prospectus Page 7

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                              -------------------
                        Brinson Select Money Market Fund

money wired to the fund where the investor fails to place a corresponding share purchase order.

WIRE INSTRUCTIONS:

Instruct your bank to transfer federal funds by wire to:

TO:   PNC Bank
      Philadelphia, PA
      ABA# 0310-0005-3
BNF:  Mutual Fund Services/AC 8529992181
RE:   Purchase Shares of Brinson Select
FFC:  (Name of Account and Account Number)

A financial intermediary or your bank may impose a service charge for wire transfers.

MINIMUM INVESTMENTS:

 To open an account................................................. $10,000,000
 To add to an account............................................... $   100,000

Brinson Advisors may waive these minimums. The fund may change its minimum investment requirements at any time. Investments must be denominated in U.S. dollars.

If your account balance has fallen below $10,000,000, your purchase order to add to the account will be accepted only if the account balance will be at least $10,000,000 after that purchase. (Brinson Advisors may waive this minimum.)

Financial intermediaries may establish different minimums for their customers who purchase Financial Intermediary shares through them, provided that the aggregate amounts purchased meet the above minimums. You may obtain additional information about these minimums from your financial intermediary or Brinson Advisors.

ELECTRONIC TRADE ENTRY

The fund may offer an electronic trade order entry capability to eligible institutional investors who meet certain conditions. For more information on this option, contact your investment professional at your financial intermediary or the transfer agent at 1-888-547-FUND.

SELLING SHARES
--------------

You may sell your shares through financial intermediaries that are authorized to accept redemption requests (if you previously designated them to give instructions to the transfer agent on your behalf). Each such intermediary is then responsible for sending the order to the transfer agent. You may also sell your shares by calling the transfer agent at 1-888-547-FUND and speaking with a representative.

Orders to sell fund shares received before noon (Eastern time) will normally be executed as of noon (Eastern time). Orders received after noon (Eastern time) but before 2:30 p.m. (Eastern time) will normally be executed as of 2:30 p.m. (Eastern time). Orders received after 2:30 p.m. (Eastern time) but before 5:00 p.m. (Eastern time) will normally be executed as of 5:00 p.m. (Eastern time).

As noted above under "Buying Shares," the fund may advance the time for the transfer agent's receipt of orders to sell shares (E.G., days on which securities markets close early prior to a national holiday).

Your sales proceeds will be paid in federal funds wired to one or more accounts you have designated, normally on the business day the sale order is accepted. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired on the same day to the bank account(s) that you designate.

If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your bank account may not receive the proceeds that day if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the fund, Brinson Advisors, a financial intermediary nor the transfer agent is responsible for the performance of your bank or any of its intermediaries.

The transfer agent will process your orders to sell shares only if you have on file with it a properly completed account application, with signature guaranteed or other authentication acceptable to the transfer agent. The account application requires you to designate the account(s) for wiring sales proceeds. You must submit any change in the designated account(s) for sale proceeds in a form acceptable to the transfer agent. The transfer agent will not place the sales order if the information you provide does not correspond to the information on your application.

If you have additional questions on selling shares you should contact your investment professional at your financial intermediary or call the transfer agent at 1-888-547-FUND.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 8

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                              -------------------
                        Brinson Select Money Market Fund


EXCHANGING SHARES
-----------------

You may exchange Institutional shares of the fund for Institutional shares of Brinson LIR Money Market Fund, Brinson LIR Treasury Securities Fund or Brinson LIR Government Securities Fund. You also may exchange Institutional shares of the fund for Select shares of Brinson LIR Government Securities Fund. In addition, you may exchange Financial Intermediary shares of the fund for Financial Intermediary shares of Brinson LIR Money Market Fund or Brinson LIR Treasury Securities Fund. Brinson LIR Money Market Fund has a $1,000,000 minimum for initial purchases and no minimum for subsequent purchases. Brinson LIR Treasury Securities Fund has a $250,000 minimum for initial purchases and no minimum for subsequent purchases. Brinson LIR Government Securities Fund has a $1,000,000 minimum for initial purchases of its Institutional shares and a $10,000,000 minimum for initial purchase of its Select shares and no minimum for subsequent purchases. These minimums apply to initial and subsequent purchases made through an exchange of shares, although Brinson Advisors reserves the right to waive these minimums. All exchanges are based on the next determined net asset value per share.

Exchange orders are accepted up until 2:30 p.m. (Eastern time). Exchange orders received after that time will not be effected, and you will have to place an exchange order before that time on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends accrued on those shares for the month to date will be invested in the shares of the other fund into which the exchange is made. You can place an exchange order through a financial intermediary (if you previously designated them to give instructions to the transfer agent on your behalf ), who is then responsible for sending the order to the transfer agent. You may exchange Financial Intermediary shares only if you are a bank or other financial intermediary exchanging the shares for the benefit of your customers. You can also place an exchange order by calling the transfer agent at 1-888-547-FUND and speaking with a representative.

Shareholders making their initial purchase of another fund through an exchange should allow more time. These exchange orders should be received by the transfer agent at least one half hour before the previously mentioned deadline to allow the transfer agent sufficient time to establish an account in the new fund in the investor's name. Otherwise, the transfer agent may not be able to effect the exchange.

If the total investment in your account has been less than $10,000,000 for 30 consecutive days, the fund may exchange your shares for shares of Brinson LIR Money Market Fund unless you elected in your account application to have the shares sold and the proceeds paid to you in federal funds wired to your designated account.

The fund may modify or terminate the exchange privilege at any time.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT
-----------------------------------------

You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

FINANCIAL INTERMEDIARY SHARES. Financial intermediaries through which an investor purchases or holds shares may charge those customers for cash management and other services provided in connection with their account. These charges may include account maintenance fees, compensating balance requirements or fees based on account transactions, assets or income. The dividends payable to the financial intermediaries' customers, who are the beneficial owners of the shares, will be lower than those on Institutional shares by the amount of the fees paid by the fund for shareholder services. A customer should consider the terms of his or her account with a financial intermediary before purchasing shares.

A financial intermediary buying or selling shares for its customers is responsible for transmitting orders to the transfer agent in accordance with its customer agreements and the procedures noted above.

INSTITUTIONAL SHARES. Brinson Advisors (not the fund) also may pay shareholder servicing fees to financial institutions that make Institutional shares available to their customers. The amount of these fees will be negotiated between Brinson Advisors and the financial institution.

                                  -----------
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                               Prospectus Page 9

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                              -------------------
                        Brinson Select Money Market Fund


PRICING AND VALUATION
---------------------

The price of fund shares is based on net asset value and is determined separately for each class of shares. The net asset value is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

The fund's net asset value is normally determined three times each business day:

 . noon (Eastern time),

 . 2:30 p.m. (Eastern time) and

 . 5:00 p.m. (Eastern time).

Your price for buying or selling shares will be the net asset value that is next calculated after the fund accepts your order.

On any day that the fund determines to advance the time by which orders to buy or sell its shares must be received by the transfer agent as described above under "Buying Shares," the time for determination of the fund's net asset value per share will be as of the same time the fund has determined to cease accepting orders to buy or sell its shares. The fund will not price its shares again on that business day, even though it normally prices its shares more than once each business day.

--------------------------------------------------------------------------------

                                  MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Brinson Advisors is the investment advisor, administrator and principal underwriter of the fund, and is located at 51 West 52nd Street, New York, New York, 10019-6114. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. On July 31, 2001, Brinson Advisors was the investment advisor, sub-advisor or manager of 23 investment companies with 57 separate portfolios and aggregate assets of approximately $64.9 billion.

MANAGEMENT FEES

Brinson Advisors' contract fee for the management services it provides to the fund is at the annual rate of 0.18% of the fund's average daily net assets. During the fiscal year ended April 30, 2001, Brinson Advisors waived part of this fee so that the fund paid management fees to Brinson Advisors at the effective annual rate of 0.15% of its average daily net assets.
In exchange for this fee, Brinson Advisors has agreed to bear all expenses of the fund other than the management fees, shareholder service fees paid for Financial Intermediary shares, interest, taxes, extraordinary costs and the cost of securities purchased and sold by the fund, including any transaction costs. Although Brinson Advisors is not obligated to pay the fees and expenses of the fund's independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. Brinson Advisors estimates that these fees and expenses will be less than 0.01% of the fund's average net assets.

Brinson Advisors has agreed to waive 0.03% of its management fees from May 1, 2000 through January 31, 2002, so that the effective management fees during that period will be 0.15% of average daily net assets.

OTHER INFORMATION

The fund will maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the fund will maintain any particular rating or maintain it with a particular rating agency.

                                  -----------
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                               Prospectus Page 10

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                              -------------------
                        Brinson Select Money Market Fund



                              DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

DIVIDENDS

The fund declares dividends daily and pays them monthly. Dividends are paid on the last business day of a month or upon the sale of all the fund shares in a shareholder's account.

The fund distributes any net short-term capital gain annually and anticipates that any short-term capital gain distribution would be declared during the month of December in a given year. The fund may make more frequent distributions if necessary to maintain its share price at $1.00.

Shares earn dividends on the day they are purchased but do not earn dividends on the day they are sold.

Dividends on Financial Intermediary shares will be lower than dividends on Institutional shares because of the higher expenses borne by Financial Intermediary shares.

You will receive dividends in additional shares of the same class unless you elect to have the dividends transmitted by federal funds wire to a designated account. You must notify the transfer agent in writing in a form acceptable to the transfer agent at least two business days prior to the end of the month if you wish to change this election for a particular monthly dividend.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

The fund expects that its dividends will be taxed as ordinary income. The fund will tell you annually how you should treat its dividends for tax purposes.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 11

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                              -------------------
                        Brinson Select Money Market Fund



                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the fund's financial performance since it commenced operations on August 10, 1998. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends).

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-888-547-FUND.

                                   INSTITUTIONAL SHARES              FINANCIAL INTERMEDIARY SHARES(2)
                          ---------------------------------------- -------------------------------------
                           FOR THE YEARS ENDED     FOR THE PERIOD    FOR THE PERIOD     FOR THE PERIOD
                                APRIL 30,         AUGUST 10, 1998+ NOVEMBER 4, 1999++ DECEMBER 29, 1998+
                          ----------------------         TO                TO                 TO
                             2001        2000      APRIL 30, 1999    MARCH 6, 2000     FEBRUARY 9, 1999
                          ----------  ----------  ---------------- ------------------ ------------------
Net asset value,
 beginning of period....  $     1.00  $     1.00     $     1.00         $  1.00            $  1.00
                          ----------  ----------     ----------         -------            -------
Net investment income...       0.062       0.054          0.037           0.018              0.006
Dividends from net
 investment income......      (0.062)     (0.054)        (0.037)         (0.018)            (0.006)
                          ----------  ----------     ----------         -------            -------
Net asset value, end of
 period.................  $     1.00  $     1.00     $     1.00         $  1.00            $  1.00
                          ==========  ==========     ==========         =======            =======
Total investment
 return(1)..............        6.37%       5.54%          3.81%           1.84%              0.57%
                          ==========  ==========     ==========         =======            =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $3,385,770  $2,290,822     $1,322,807         $    --            $    --
Expenses to average net
 assets net of waivers
 from advisor...........        0.15%       0.14%          0.07%*          0.40%*             0.32%*
Expenses to average net
 assets before waivers
 from advisor...........        0.18%       0.18%          0.18%*          0.43%*             0.43%*
Net investment income to
 average net assets net
 of waivers from
 advisor................        6.11%       5.48%          5.06%*          5.11%*             4.81%*
Net investment income to
 average net assets
 before waivers from
 advisor................        6.08%       5.44%          4.95%*          5.08%*             4.70%*

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+ Issuance of shares.
++Reissuance of shares.
* Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized.
(2) At March 6, 2000 and February 9, 1999, there were no longer any Financial Intermediary shares outstanding. Any further subscriptions of such shares would be at a $1.00 per share.

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                               Prospectus Page 12

TICKER SYMBOL: Institutional Shares SELXX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your investment professional at your financial intermediary. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the fund directly at 1-888-547-FUND.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the fund:

 . For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

 . Free, from the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Brinson Money Series
-- Brinson Select Money Market Fund
Investment Company Act File No. 811-8767

(C) 2001 Brinson Advisors, Inc. All rights reserved.
-----

BRINSON SELECT
MONEY MARKET FUND
Prospectus

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 September 1 , 2001